UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05912

MFS SPECIAL VALUE TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2020

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

October 31, 2020

MFS® Special Value Trust

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site, and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-637-2304 or by logging into your Investor Center account at www.computershare.com/investor.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-637-2304 to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFV-ANN

MANAGED DISTRIBUTION POLICY DISCLOSURE

The MFS Special Value Trust’s (the fund) Board of Trustees adopted a managed distribution policy. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. The primary purpose of the managed distribution policy is to provide shareholders with a constant, but not guaranteed, fixed minimum rate of distribution each month. You should not draw any conclusions about the fund’s investment performance from the amount of the current distribution or from the terms of the fund’s managed distribution policy. The Board may amend or terminate the managed distribution policy at any time without prior notice to fund shareholders. The amendment or termination of the managed distribution policy could have an adverse effect on the market price of the fund’s shares.

With each distribution, the fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other related information. The amounts and sources of distributions reported in the notice to shareholders are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes. Please refer to “Tax Matters and Distributions” under Note 2 of the Notes to Financial Statements for information regarding the tax character of the fund’s distributions.

Under a managed distribution policy the fund may at times distribute more than its net investment income and net realized capital gains; therefore, a portion of your distribution may result in a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the fund is paid back to you. Any such returns of capital will decrease the fund’s total assets and, therefore, could have the effect of increasing the fund’s expense ratio. In addition, in order to make the level of distributions called for under its managed distribution policy, the fund may have to sell portfolio securities at a less than opportune time. A return of capital does not necessarily reflect the fund’s investment performance and should not be confused with ‘yield’ or ‘income’. The fund’s total return in relation to changes in net asset value is presented in the Financial Highlights.

MFS® Special Value Trust

New York Stock Exchange Symbol: MFV

Contact information	back cover

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

Markets experienced dramatic swings this year as the coronavirus pandemic brought the global economy to a standstill for several months early in the year, though optimism over the development of vaccines and therapeutics later brightened the economic and market outlook. However, a great deal of uncertainty remains as case counts in the United States and Europe remain very high and it is still unclear when a vaccine will become widely available. In the United States, political uncertainty eased after former Vice President Joe Biden was projected the winner of the presidential election, though whether his party also gains control of Congress will not be known until two Senate runoff elections in Georgia in early January.

Global central banks have taken aggressive steps to cushion the economic and market fallout related to the virus, and governments are deploying unprecedented levels of fiscal support, though in the U.S. some of those measures were allowed to lapse at the end of July as negotiators found themselves at an impasse over the scope of additional funding. The measures already put in place have helped build a supportive environment and are encouraging economic recovery; however, if markets disconnect from fundamentals, they can also sow the seeds of instability. In the aftermath of the crisis, societal changes may be likely as households, businesses, and governments adjust to a new reality, and any such alterations could affect the investment landscape. For investors, events such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and we have built our global research platform to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our unique global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

December 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
Thermo Fisher Scientific, Inc.	2.2%
Texas Instruments, Inc.	2.1%
Illinois ToolWorks, Inc.	1.8%
Duke Energy Corp.	1.8%
Southern Co.	1.8%
Comcast Corp., “A”	1.8%
NASDAQ, Inc.	1.7%
Johnson & Johnson	1.6%
JPMorgan Chase & Co.	1.6%
Sherwin-Williams Co.	1.6%

GICS equity sectors (g)
Financials	11.5%
Health Care	6.5%
Industrials	5.5%
Information Technology	4.8%
Utilities	4.7%
Communication Services	1.8%
Materials	1.5%
Consumer Staples	1.3%
Energy (o)	0.0%

Fixed income sectors (i)
High Yield Corporates	52.3%
Emerging Markets Bonds	6.3%
Floating Rate Loans	0.4%
Investment Grade Corporates	0.4%
Municipal Bonds	0.3%

Composition including fixed income credit quality (a)(i)
BBB	0.4%
BB	29.1%
B	20.4%
CCC	9.3%
C	0.3%
D (o)	0.0%
Not Rated	0.2%
Non-Fixed Income	37.6%
Cash & Cash Equivalents	2.7%
Other (o)	0.0%

Portfolio Composition – continued

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 rating agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(o)	Less than 0.1%.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions.

Percentages are based on net assets as of October 31, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended October 31, 2020, the MFS Special Value Trust (fund) provided a total return of 1.44%, at net asset value and a total return of –10.63%, at market value. This compares with a return of 3.42% for the fund’s benchmark, the Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (Bloomberg Index). The fund’s other benchmark, the MFS Special Value Trust Blended Index (Blended Index), generated a return of –0.44%. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

The performance commentary below is based on the net asset value performance of the fund, which reflects the performance of the underlying pool of assets held by the fund. The total return at market value represents the return earned by owners of the shares of the fund, which are traded publicly on the exchange.

Market Environment

Markets experienced an extraordinarily sharp selloff and, in many cases, an unusually rapid recovery late in the period. Central banks and fiscal authorities undertook astonishing levels of stimulus to offset the economic effects of government-imposed social-distancing measures implemented to slow the spread of the COVID-19 virus. At this point, the global economy looks to have experienced the deepest, steepest and possibly shortest recession in the postwar period. However, the recovery remains subject to more than the usual number of uncertainties due to questions about the evolution of the virus, what its continued impact will be and when vaccines or medicines will become available to prevent or treat it.

Around the world, central banks responded quickly and massively to the crisis with programs to improve liquidity and support markets. These programs proved largely successful in helping to restore market function, ease volatility and stimulate a continued market rebound. Late in the period, the US Federal Reserve adopted a new, flexible average-inflation-targeting framework, which is expected to result in policy rates remaining at low levels for a longer period. In developed countries, monetary easing measures were complemented by large fiscal stimulus initiatives, although late in the period there was uncertainty surrounding the timing and scope of additional US recovery funding. Due to relatively manageable external liabilities and balances of payments in many countries, along with persistently low inflation, even emerging market countries were able to implement countercyclical policies – a departure from the usual market-dictated response to risk-off crises.

Compounding market uncertainty earlier in the pandemic was a crash in the price of crude oil due to a sharp drop in global demand and a disagreement between Saudi Arabia and Russia over production cuts, which resulted in a price war. The subsequent decline in prices undercut oil exporters, many of which are in emerging markets, as well as a large segment of the high-yield credit market. The OPEC+ group later agreed on output cuts, with shale oil producers in the United States also decreasing

Management Review – continued

production, which, along with the gradual reopening of some major economies and the resultant boost in demand, helped stabilize the price of crude oil.

As has often been the case in a crisis, market vulnerabilities have been revealed. For example, companies that have added significant leverage to their balance sheets in recent years by borrowing to fund dividend payments and stock buybacks have, in many cases, halted share repurchases and cut dividends, while some firms have been forced to recapitalize.

Detractors from Performance

Within the equity portion of the fund, underweight positions in both the consumer discretionary and consumer staples sectors held back performance relative to the equity portion of the Blended Index. Within the consumer discretionary sector, not owning shares of building materials and home improvements retailer Home Depot weighed on relative results. Although Home Depot’s earnings fell short of consensus expectations due to higher coronavirus-related expenses, investors appeared to have bid up its share price as home improvement demand remained strong, despite the pandemic. Within the consumer staples sector, not owning shares of retail giant Walmart and household products maker Procter & Gamble weakened relative returns. Despite the ongoing market volatility, the share price of Walmart outperformed the broader market, driven by growth in its grocery segment as consumers stocked up their pantries. Additionally, Walmart’s pickup and delivery services grew considerably amid the coronavirus crisis.

Stocks in other sectors that weighed on relative performance included the fund’s overweight positions in financial services firms Citigroup, U.S. Bancorp and JPMorgan Chase. A collapse in 10-year US Treasury bonds and the broader yield curve caused by the COVID-19 pandemic, combined with concerns that loan losses will increase due to the dramatic slowdown in global economic activity, pressured shares of many banks, including Citigroup. Additionally, the timing of the fund’s ownership in shares of global security company Northrop Grumman and chemical company PPG Industries (h), and not owning shares of electricity provider NextEra Energy and pharmaceutical and medical products maker Abbott Laboratories, further weakened relative results.

Within the fixed income portion of the fund, bond allocation weakened performance relative to the Bloomberg Index. From a sector perspective, the fund’s out-of-benchmark exposure to the government-related sovereign sector was a major detractor from relative results. From a quality perspective, bond selection within “BB” rated (r) issuers, and a greater exposure to “D” rated bonds, held back relative results.

Contributors to Performance

Within the equity portion of the fund, stock selection in the financials sector contributed to performance relative to the equity portion of the Blended Index. Within this sector, the fund’s overweight positions in securities exchange services provider NASDAQ and investment management company BlackRock boosted relative returns. The share price of NASDAQ appreciated throughout the reporting period as the company appeared to have been viewed as more defensive in nature, with a majority of its revenue being subscription-based. NASDAQ also benefited from higher market volatility caused by the COVID-19 pandemic. Additionally, the fund’s position in credit rating agency Moody’s (b)(h), and not owning shares of diversified financial services firm Wells Fargo, further supported relative results.

Management Review – continued

An underweight position in the energy sector also aided relative performance, led by the fund not owning shares of weak-performing integrated oil and gas company Exxon Mobil. The share price of Exxon Mobil suffered at the beginning of the calendar year as oil and gas prices came under significant pressure due to lower demand, driven by disruptions caused by the COVID-19 virus and the price war between Saudi Arabia and Russia. As a result, Exxon Mobil’s chemical and refining margins came under pressure, which, paired with higher costs, weighed on its share price.

Security selection in the information technology sector further benefited relative returns, led by the fund’s overweight position in semiconductor company Texas Instruments and holdings of IT servicing firm Accenture  (b). The share price of Texas Instruments increased, driven by higher revenues and improved gross margins.

Elsewhere, the fund’s overweight positions in life sciences supply company Thermo Fisher Scientific and industrial products and equipment Illinois Tools Works, and holdings of paint and coating manufacturer Sherwin-Williams (b), contributed to relative returns.

Within the fixed income portion of the fund, bond selection supported performance relative to the Bloomberg Index. From a sector perspective, bond selection within the industrials sector was a notable relative contributor. From a quality perspective, bond selection within both “D” and “CCC” rated issuers benefited relative performance.

Respectfully,

Portfolio Manager(s)

Ward Brown, Katherine Cannan, Nevin Chitkara, David Cole, Matt Ryan, and Michael Skatrud

Note to Shareholders: Effective December 31, 2019, Katherine Cannan was added as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.
(r)

Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. If none of the 3 Rating Agencies above assign a rating, but the security is rated by DBRS Morningstar, then the DBRS Morningstar rating is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 10/31/20

The following chart presents the fund’s historical performance in comparison to its benchmark(s). Investment return and principal value will fluctuate, and shares, when sold, may be worth more or less than their original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the sale of fund shares. Performance data shown represents past performance and is no guarantee of future results.

Price Summary for MFS Special Value Trust

		Date		Price

Year Ended 10/31/20	Net Asset Value	10/31/20		$5.15
		10/31/19		$5.60
	New York Stock Exchange Price	10/31/20		$5.25
		2/07/20	(high) (t)	$7.07
		3/18/20	(low) (t)	$3.26
		10/31/19		$6.48

Total Returns vs Benchmark(s)

Year Ended 10/31/20	MFS Special Value Trust at
	New York Stock Exchange Price (r)	(10.63)%
	Net Asset Value (r)	1.44%
	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)	3.42%
	MFS Special Value Trust Blended Index (f) (w)	(0.44)%
	JPMorgan Emerging Markets Bond Index Global (f)	1.97%
	Russell 1000® Value Index (f)	(7.57)%

(f)	Source: FactSet Research Systems Inc.

(r)	Includes reinvestment of all distributions.

(t)	For the period November 1, 2019 through October 31, 2020.

(w)

As of October 31, 2020, the MFS Special Value Trust Blended Index (a custom index) was comprised of 57.50% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 35% Russell 1000® Value Index, and 7.50% JPMorgan Emerging Markets Bond Index Global.

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (a) – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%.

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

Russell 1000® Value Index (f) – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

(a)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(f)

Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

Notes to Performance Summary

The fund’s shares may trade at a discount or premium to net asset value. When fund shares trade at a premium, buyers pay more than the net asset value underlying fund shares, and shares purchased at a premium would receive less than the amount paid for them in the event of the fund’s concurrent liquidation.

The fund’s target annual distribution rate is calculated based on an annual rate of 10.00% of the fund’s average monthly net asset value, not a fixed share price, and the fund’s dividend amount will fluctuate with changes in the fund’s average monthly net assets.

Net asset values and performance results based on net asset value per share do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Statement of Assets and Liabilities or the Financial Highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

In accordance with Section 23(c) of the Investment Company Act of 1940, the fund hereby gives notice that it may from time to time repurchase shares of the fund in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

INVESTMENT OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES, PRINCIPAL INVESTMENT TYPES AND PRINCIPAL RISKS

Investment Objective

The fund’s investment objective is to seek high current income, but may also consider capital appreciation. The fund’s objective may be changed without shareholder approval.

Principal Investment Strategies

MFS (Massachusetts Financial Services Company, the fund’s investment adviser) normally invests the majority of the fund’s assets in debt instruments, including below investment grade quality debt instruments. In addition, MFS normally invests a portion of the fund’s assets in equity securities.

MFS may invest the fund’s assets in foreign securities.

MFS may invest up to 100% of the fund’s assets in below investment grade quality debt instruments.

The fund seeks to make a monthly distribution at an annual fixed rate of 10% of the fund’s average monthly net asset value.

MFS normally invests the fund’s assets across different industries and sectors, but MFS may invest a significant percentage of the fund’s assets in issuers in a single industry or sector.

While MFS may use derivatives for any investment purpose, to the extent MFS uses derivatives, MFS expects to use derivatives primarily to increase or decrease exposure to a particular market, segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments.

MFS uses an active bottom-up investment approach to buying and selling investments for the fund. Investments are selected primarily based on fundamental analysis of individual issuers and/or instruments in light of the issuer’s financial condition and market, economic, political, and regulatory conditions. Factors considered for debt instruments may include the instrument’s credit quality, collateral characteristics, and indenture provisions, and the issuer’s management ability, capital structure, leverage, and ability to meet its current obligations. Factors considered for equity securities may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. MFS may also consider environmental, social, and governance (ESG) factors in its fundamental investment analysis. Quantitative screening tools that systematically evaluate the structure of a debt instrument and its features or the valuation, price and earnings momentum, earnings quality, and other factors of the issuer of an equity security may also be considered.

If approved by the fund’s Board of Trustees, the fund may use leverage through the issuance of preferred shares, borrowing from banks, and/or other methods of creating leverage, and investing the proceeds pursuant to its investment strategies.

MFS may engage in active and frequent trading in pursuing the fund’s principal investment strategies.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

In response to market, economic, political, or other conditions, MFS may depart from the fund’s principal investment strategies by temporarily investing for defensive purposes.

Principal Investment Types

The principal investment types in which the fund may invest are:

Debt Instruments: Debt instruments represent obligations of corporations, governments, and other entities to repay money borrowed, or other instruments believed to have debt-like characteristics. The issuer or borrower usually pays a fixed, variable, or floating rate of interest, and must repay the amount borrowed, usually at the maturity of the instrument. Debt instruments generally trade in the over-the-counter market and can be less liquid than other types of investments, particularly during adverse market and economic conditions. During certain market conditions, debt instruments in some or many segments of the debt market can trade at a negative interest rate (i.e., the price to purchase the debt instrument is more than the present value of expected interest payments and principal due at the maturity of the instrument). Some debt instruments, such as zero coupon bonds or payment-in-kind bonds, do not pay current interest. Other debt instruments, such as certain mortgage-backed securities and other securitized instruments, make periodic payments of interest and/or principal. Some debt instruments are partially or fully secured by collateral supporting the payment of interest and principal.

Corporate Bonds: Corporate bonds are debt instruments issued by corporations or similar entities.

U.S. Government Securities: U.S. Government securities are securities issued or guaranteed as to the payment of principal and interest by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity. Certain U.S. Government securities are not supported as to the payment of principal and interest by the full faith and credit of the U.S. Treasury or the ability to borrow from the U.S. Treasury. Some U.S. Government securities are supported as to the payment of principal and interest only by the credit of the entity issuing or guaranteeing the security. U.S. Government securities include mortgage-backed securities and other types of securitized instruments guaranteed by the U.S. Treasury, by an agency or instrumentality of the U.S. Government, or by a U.S. Government-sponsored entity.

Foreign Government Securities: Foreign government securities are debt instruments issued, guaranteed, or supported, as to the payment of principal and interest, by foreign governments, foreign government agencies, foreign semi-governmental entities or supranational entities, or debt instruments issued by entities organized and operated for the purpose of restructuring outstanding foreign government securities. Foreign government securities may not be supported as to the payment of principal and interest by the full faith and credit of the foreign government.

Equity Securities: Equity securities represent an ownership interest, or the right to acquire an ownership interest, in a company or other issuer. Different types of equity securities provide different voting and dividend rights and priorities in the event of

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

bankruptcy of the issuer. Equity securities include common stocks, preferred stocks, securities convertible into stocks, equity interests in real estate investment trusts (REITs), and depositary receipts for such securities.

Derivatives: Derivatives are financial contracts whose value is based on the value of one or more underlying indicators or the difference between underlying indicators. Underlying indicators may include a security or other financial instrument, asset, currency, interest rate, credit rating, commodity, volatility measure, or index. Derivatives often involve a counterparty to the transaction. Derivatives include futures, forward contracts, options, structured securities.

Principal Risks

The share price of the fund will change daily based on changes in market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. As with any mutual fund, the fund may not achieve its objective and/or you could lose money on your investment in the fund. An investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The significance of any specific risk to an investment in the fund will vary over time depending on the composition of the fund’s portfolio, market conditions, and other factors. You should read all of the risk information below carefully, because any one or more of these risks may result in losses to the fund.

The principal risks of investing in the fund are:

Investment Selection Risk: MFS’ investment analysis and its selection of investments may not produce the intended results and/or can lead to an investment focus that results in the fund underperforming other funds with similar investment strategies and/or underperforming the markets in which the fund invests. In addition, MFS or the fund’s other service providers may experience disruptions or operating errors that could negatively impact the fund.

Debt Market Risk: Debt markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single instrument, issuer, or borrower, a particular type of instrument, issuer, or borrower, a segment of the debt markets, or debt markets generally. Certain changes or events, such as political, social, or economic developments, including increasing and negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic diseases; terrorist attacks; war; and other geopolitical changes or events can have a dramatic adverse effect on debt markets and may lead to periods of high volatility and reduced liquidity in a debt market or a segment of a debt market.

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

Interest Rate Risk: The price of a debt instrument typically changes in response to interest rate changes. Interest rates can change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. In general, the price of a debt instrument falls when interest rates rise and rises when interest rates fall. Interest rate risk is generally greater for instruments with longer maturities, or that do not pay current interest. In addition, short-term and long-term interest rates, and interest rates in different countries, do not necessarily move in the same direction or by the same amount. An instrument’s reaction to interest rate changes depends on the timing of its interest and principal payments and the current interest rate for each of those time periods. Instruments with floating interest rates can be less sensitive to interest rate changes. The price of an instrument trading at a negative interest rate responds to interest rate changes like other debt instruments; however, an instrument purchased at a negative interest rate is expected to produce a negative return if held to maturity. Changes in government and/or central bank monetary policy may affect the level of interest rates.

Credit Risk: The price of a debt instrument depends, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due. The price of a debt instrument is likely to fall if an issuer or borrower defaults on its obligation to pay principal or interest, if the instrument’s credit rating is downgraded by a credit rating agency, or based on other changes in, or perceptions of, the financial condition of the issuer or borrower. For certain types of instruments, including derivatives, the price of the instrument depends in part on the credit quality of the counterparty to the transaction. For other types of debt instruments, including securitized instruments, the price of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult.

Below investment grade quality debt instruments can involve a substantially greater risk of default or can already be in default, and their values can decline significantly over short periods of time. Below investment grade quality debt instruments are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and principal. Below investment grade quality debt instruments tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The market for below investment grade quality debt instruments can be less liquid, especially during periods of recession or general market decline.

Foreign Risk: Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. In

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

the event of nationalization, expropriation, or other confiscation, the fund could lose its entire foreign investment in a particular country. Economies and financial markets are interconnected, which increases the likelihood that conditions in one country or region can adversely impact issuers in different countries and regions. Less stringent regulatory, accounting, auditing, and disclosure requirements for issuers and markets are more common in certain foreign countries. Enforcing legal rights can be difficult, costly, and slow in certain foreign countries, and can be particularly difficult against foreign governments. Changes in currency exchange rates can significantly impact the financial condition of a company or other issuer with exposure to multiple countries as well as affect the U.S. dollar value of foreign currency investments and investments denominated in foreign currencies. Additional risks of foreign investments include trading, settlement, custodial, and other operational risks, and withholding and other taxes. These factors can make foreign investments, especially those tied economically to emerging and frontier markets (emerging markets that are early in their development), more volatile and less liquid than U.S. investments. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions than the U.S. market.

Prepayment/Extension Risk: Many types of debt instruments, including mortgage-backed securities, securitized instruments, certain corporate bonds, and municipal housing bonds, and certain derivatives, are subject to the risk of prepayment and/or extension. Prepayment occurs when unscheduled payments of principal are made or the instrument is called or redeemed prior to an instrument’s maturity. When interest rates decline, the instrument is called, or for other reasons, these debt instruments may be repaid more quickly than expected. As a result, the holder of the debt instrument may not be able to reinvest the proceeds at the same interest rate or on the same terms, reducing the potential for gain. When interest rates increase or for other reasons, these debt instruments may be repaid more slowly than expected, increasing the potential for loss. In addition, prepayment rates are difficult to predict and the potential impact of prepayment on the price of a debt instrument depends on the terms of the instrument.

Equity Market Risk: Equity markets can be volatile and can decline significantly in response to, or investor perceptions of, issuer, market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions. These conditions can affect a single issuer or type of security, issuers within a broad market sector, industry or geographic region, or the equity markets in general. Different parts of the market and different types of securities can react differently to these conditions. For example, the stocks of growth companies can react differently from the stocks of value companies, and the stocks of large cap companies can react differently from the stocks of small cap companies. Certain changes or events, such as political, social, or economic developments, including increasing or negative interest rates or the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan (which has in the past resulted and may in the future result in a government shutdown); market closures and/or trading halts; government or regulatory actions, including the imposition of tariffs or other protectionist actions and changes in fiscal, monetary, or tax policies; natural disasters; outbreaks of pandemic and epidemic

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

diseases; terrorist attacks; war; and other geopolitical changes or events, can have a dramatic adverse effect on equity markets and may lead to periods of high volatility in an equity market or a segment of an equity market.

Company Risk: Changes in the financial condition of a company or other issuer, changes in specific market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that affect a particular type of investment or issuer, and changes in general market, economic, political, regulatory, geopolitical, environmental, public health, and other conditions can adversely affect the prices of investments. The prices of securities of smaller, less well-known issuers can be more volatile than the prices of securities of larger issuers or the market in general.

Managed Distribution Plan Risk: The fund may not be able to maintain a monthly distribution at an annual fixed rate of up to 10% of the fund’s average monthly net asset value due to many factors, including but not limited to, changes in market returns, fluctuations in market interest rates, and other factors. If income from the fund’s investments is less than the amount needed to make a monthly distribution, portfolio investments may be sold at less than opportune times to fund the distribution. Distributions that are treated as tax return of capital will have the effect of reducing the fund’s assets and could increase the fund’s expense ratio. If a portion of the fund’s distributions represents returns of capital over extended periods, the fund’s assets may be reduced over time to levels where the fund is no longer viable and might be liquidated.

Leveraging Risk: If the fund utilizes investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. The use of leverage is a speculative investment technique that results in greater volatility in the fund’s net asset value. To the extent that investments are purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, the fund’s net asset value will increase or decrease at a greater rate than a comparable unleveraged fund. If the investment income or gains earned from the investments purchased with the proceeds from the borrowings from a bank, the issuance of preferred shares, or the creation of tender option bonds, fails to cover the expenses of leveraging, the fund’s net asset value is likely to decrease more quickly than if the fund weren’t leveraged. In addition, the fund’s distributions could be reduced. The fund is currently required under the 1940 Act to maintain asset coverage of 200% on outstanding preferred shares and 300% on outstanding indebtedness. The fund may be required to sell a portion of its investments at a time when it may be disadvantageous to do so in order to redeem preferred shares or to reduce outstanding indebtedness to comply with asset coverage or other restrictions including those imposed by the 1940 Act and the rating agencies that rate the preferred shares. The expenses of leveraging are paid by the holders of common shares. Borrowings from a bank or preferred shares may have a stated maturity. If this leverage is not extended prior to maturity or replaced with the same or a different form of leverage, distributions to common shareholders may be decreased.

Certain transactions and investment strategies can result in leverage. Because movements in a fund’s share price generally correlate over time with the fund’s net

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

asset value, the market price of a leveraged fund will also tend to be more volatile than that of a comparable unleveraged fund. The costs of an offering of preferred shares and/or borrowing program would be borne by shareholders.

Under the terms of any loan agreement or of a purchase agreement between the fund and the investor in the preferred shares, as the case may be, the fund may be required to, among other things, limit its ability to pay distributions in certain circumstances, incur additional debts, engage in certain transactions, and pledge some or all of its assets. Such agreements could limit the fund’s ability to pursue its investment strategies. The terms of any loan agreement or purchase agreement could be more or less restrictive than those described.

Under guidelines generally required by a rating agency providing a rating for any preferred shares, the fund may be required to, among other things, maintain certain asset coverage requirements, restrict certain investments and practices, and adopt certain redemption requirements relating to preferred shares. Such guidelines or the terms of a purchase agreement between a fund and the investor in the preferred shares could limit the fund’s ability to pursue its investment strategies. The guidelines imposed with respect to preferred shares by a rating agency or an investor in the preferred shares could be more or less restrictive than those described.

Focus Risk: Issuers in a single industry, sector, country, or region can react similarly to market, currency, political, economic, regulatory, geopolitical, environmental, public health, and other conditions. These conditions include business environment changes; economic factors such as fiscal, monetary, and tax policies; inflation and unemployment rates; and government and regulatory changes. The fund’s performance will be affected by the conditions in the industries, sectors, countries and regions to which the fund is exposed.

Derivatives Risk: Derivatives can be highly volatile and involve risks in addition to, and potentially greater than, the risks of the underlying indicator(s). Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Derivatives can involve leverage. Derivatives can be complex instruments and can involve analysis and processing that differs from that required for other investment types used by the fund. If the value of a derivative does not change as expected relative to the value of the market or other indicator to which the derivative is intended to provide exposure, the derivative may not have the effect intended. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments.

Anti-Takeover Provisions Risk: The fund’s declaration of trust includes provisions that could limit the ability of other persons or entities to acquire control of the fund, to convert the fund to an open-end fund, or to change the composition of the fund’s Board of Trustees. These provisions could reduce the opportunities for shareholders to sell their shares at a premium over the then-current market price.

Market Discount/Premium Risk: The market price of shares of the fund will be based on factors such as the supply and demand for shares in the market and general market, economic, industry, political or regulatory conditions. Whether shareholders will realize

Investment Objective, Principal Investment Strategies, Principal Investment Types and Principal Risks – continued

gains or losses upon the sale of shares of the fund will depend on the market price of shares at the time of the sale, not on the fund’s net asset value. The market price may be lower or higher than the fund’s net asset value. Shares of closed-end funds frequently trade at a discount to their net asset value.

Counterparty and Third Party Risk: Transactions involving a counterparty other than the issuer of the instrument, including clearing organizations, or a third party responsible for servicing the instrument or effecting the transaction, are subject to the credit risk of the counterparty or third party, and to the counterparty’s or third party’s ability or willingness to perform in accordance with the terms of the transaction. If a counterparty or third party fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the fund could miss investment opportunities, lose value on its investments, or otherwise hold investments it would prefer to sell, resulting in losses for the fund.

Liquidity Risk: Certain investments and types of investments are subject to restrictions on resale, may trade in the over-the-counter market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions, including investors trying to sell large quantities of a particular investment or type of investment, or lack of market makers or other buyers for a particular investment or type of investment. At times, all or a significant portion of a market may not have an active trading market. Without an active trading market, it may be difficult to value, and it may not be possible to sell, these investments and the fund could miss other investment opportunities and hold investments it would prefer to sell, resulting in losses for the fund. In addition, the fund may have to sell certain of these investments at prices or times that are not advantageous in order to meet redemptions or other cash needs, which could result in dilution of remaining investors’ interests in the fund. The prices of illiquid securities may be more volatile than more liquid investments.

Defensive Investing Risk: When MFS invests defensively, different factors could affect the fund’s performance and the fund may not achieve its investment objective. In addition, the defensive strategy may not work as intended.

Frequent Trading Risk: Frequent trading increases transaction costs, which may reduce the Fund’s return. Frequent trading can also result in the realization of a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently. Because short-term capital gains are distributed as ordinary income, this would generally increase your tax liability unless you hold your shares through a tax-advantaged or tax-exempt vehicle.

PORTFOLIO MANAGERS’ PROFILES

Portfolio Manager	Primary Role	Since	Title and Five Year History
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 2005.
Katherine Cannan	Equity Securities Portfolio Manager	December 2019	Investment Officer of MFS; employed in the investment area of MFS since 2013.

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment management area of MFS since 2004.

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment management area of MFS since 1997.

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment management area of MFS since 2013.

The following information in this annual report is a summary of certain changes since October 31, 2019. This information may not reflect all of the changes that have occurred since you purchased this fund.

Effective December 31, 2019, Katherine Cannan was added as a Portfolio Manager of the fund.

DIVIDEND REINVESTMENT AND CASH

PURCHASE PLAN

The fund offers a Dividend Reinvestment and Cash Purchase Plan (the “Plan”) that allows common shareholders to reinvest either all of the distributions paid by the fund or only the long-term capital gains. Generally, purchases are made at the market price unless that price exceeds the net asset value (the shares are trading at a premium). If the shares are trading at a premium, purchases will be made at a price of either the net asset value or 95% of the market price, whichever is greater. You can also buy shares on a quarterly basis in any amount $100 and over. The Plan Agent will purchase shares under the Cash Purchase Plan on the 15th of January, April, July, and October or shortly thereafter.

If shares are registered in your own name, new shareholders will automatically participate in the Plan, unless you have indicated that you do not wish to participate. If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you may wish to request that your shares be re-registered in your own name so that you can participate. There is no service charge to reinvest distributions, nor are there brokerage charges for shares issued directly by the fund. However, when shares are bought on the New York Stock Exchange or otherwise on the open market, each participant pays a pro rata share of the transaction expenses, including commissions. The tax status of dividends and capital gain distributions does not change whether received in cash or reinvested in additional shares – the automatic reinvestment of distributions does not relieve you of any income tax that may be payable (or required to be withheld) on the distributions.

If your shares are held directly with the Plan Agent, you may withdraw from the Plan at any time by going to the Plan Agent’s website at www.computershare.com/investor, by calling 1-800-637-2304 any business day from 9 a.m. to 5 p.m. Eastern time or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005. Please have available the name of the fund and your account number. For certain types of registrations, such as corporate accounts, instructions must be submitted in writing. Please call for additional details. When you withdraw from the Plan, you can receive the value of the reinvested shares in one of three ways: your full shares will be held in your account, the Plan Agent will sell your shares and send the proceeds to you, or you may transfer your full shares to your investment professional who can hold or sell them. Additionally, the Plan Agent will sell your fractional shares and send the proceeds to you.

If you have any questions or for further information or a copy of the Plan, contact the Plan Agent Computershare Trust Company, N.A. (the Transfer Agent for the fund) at 1-800-637-2304, at the Plan Agent’s website at www.computershare.com/investor, or by writing to the Plan Agent at P.O. Box 505005, Louisville, KY 40233-5005.

PORTFOLIO OF INVESTMENTS

10/31/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 58.5%
Aerospace - 1.2%
Bombardier, Inc., 7.5%, 3/15/2025 (n)	$121,000	$88,028
Bombardier, Inc., 7.875%, 4/15/2027 (n)	45,000	32,781
Moog, Inc., 4.25%, 12/15/2027 (n)	85,000	87,231
TransDigm, Inc., 6.5%, 7/15/2024	70,000	69,913
TransDigm, Inc., 6.25%, 3/15/2026 (n)	70,000	72,974
TransDigm, Inc., 6.375%, 6/15/2026	45,000	44,874
TransDigm, Inc., 5.5%, 11/15/2027	45,000	43,931

		$439,732
Automotive - 1.7%
Adient U.S. LLC, 7%, 5/15/2026 (n)	$55,000	$58,670
Allison Transmission, Inc., 5%, 10/01/2024 (n)	130,000	131,163
Allison Transmission, Inc., 5.875%, 6/01/2029 (n)	40,000	43,750
American Axle & Manufacturing, Inc., 6.25%, 3/15/2026	30,000	30,066
Dana, Inc., 5.5%, 12/15/2024	5,000	5,075
Dana, Inc., 5.375%, 11/15/2027	46,000	47,495
Dana, Inc., 5.625%, 6/15/2028	15,000	15,746
IAA Spinco, Inc., 5.5%, 6/15/2027 (n)	95,000	99,869
KAR Auction Services, Inc., 5.125%, 6/01/2025 (n)	80,000	80,600
Panther BR Aggregator 2 LP/Panther Finance Co., Inc., 8.5%, 5/15/2027 (n)	80,000	83,452
PM General Purchaser LLC, 9.5%, 10/01/2028 (n)	20,000	20,900

		$616,786
Broadcasting - 1.6%
iHeartCommunications, Inc., 6.375%, 5/01/2026 (n)	$35,000	$36,444
iHeartCommunications, Inc., 8.375%, 5/01/2027	45,000	43,659
iHeartCommunications, Inc., 5.25%, 8/15/2027 (n)	15,000	14,806
Netflix, Inc., 5.875%, 2/15/2025	100,000	113,125
Netflix, Inc., 3.625%, 6/15/2025 (n)	45,000	46,744
Netflix, Inc., 5.875%, 11/15/2028	75,000	89,610
Netflix, Inc., 5.375%, 11/15/2029 (n)	15,000	17,569
Nexstar Escrow Corp., 5.625%, 7/15/2027 (n)	90,000	93,825
WMG Acquisition Corp., 3.875%, 7/15/2030 (n)	125,000	125,819

		$581,601
Brokerage & Asset Managers - 0.4%
LPL Holdings, Inc., 4.625%, 11/15/2027 (n)	$130,000	$133,250

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Building - 2.8%
ABC Supply Co., Inc., 5.875%, 5/15/2026 (n)	$80,000	$83,000
ABC Supply Co., Inc., 4%, 1/15/2028 (n)	90,000	91,350
Beacon Escrow Corp., 4.875%, 11/01/2025 (n)	100,000	98,100
Core & Main LP, 8.625%, (8.625% cash or 9.375% PIK) 9/15/2024 (n)(p)	30,000	30,225
Core & Main LP, 6.125%, 8/15/2025 (n)	77,000	78,155
Cornerstone Building Brands, Inc., 8%, 4/15/2026 (n)	55,000	57,200
Cornerstone Building Brands, Inc., 6.125%, 1/15/2029 (n)	15,000	15,323
HD Supply, Inc., 5.375%, 10/15/2026 (n)	80,000	83,683
New Enterprise Stone & Lime Co., Inc., 6.25%, 3/15/2026 (n)	70,000	72,362
New Enterprise Stone & Lime Co., Inc., 9.75%, 7/15/2028 (n)	35,000	37,800
Patrick Industries, Inc., 7.5%, 10/15/2027 (n)	60,000	65,006
PriSo Acquisition Corp., 9%, 5/15/2023 (n)	69,000	68,138
SRM Escrow Issuer LLC, 6%, 11/01/2028 (n)	50,000	50,000
SRS Distribution, Inc., 8.25%, 7/01/2026 (n)	40,000	42,200
Standard Industries, Inc., 4.375%, 7/15/2030 (n)	66,000	67,980
Standard Industries, Inc., 3.375%, 1/15/2031 (n)	30,000	29,200
Summit Materials LLC/Summit Materials Finance Co., 5.25%, 1/15/2029 (n)	30,000	30,900
White Cap Buyer LLC, 6.875%, 10/15/2028 (n)	40,000	41,000

		$1,041,622
Business Services - 1.5%
Ascend Learning LLC, 6.875%, 8/01/2025 (n)	$75,000	$77,352
CDK Global, Inc., 4.875%, 6/01/2027	85,000	88,088
Iron Mountain, Inc., 5.25%, 3/15/2028 (n)	25,000	25,625
Iron Mountain, Inc., 5.25%, 7/15/2030 (n)	30,000	30,787
Iron Mountain, Inc., REIT, 4.875%, 9/15/2027 (n)	55,000	56,015
MSCI, Inc., 4.75%, 8/01/2026 (n)	80,000	83,100
QualityTech LP/QTS Finance Corp., 4.75%, 11/15/2025 (n)	25,000	25,902
Refinitiv U.S. Holdings, Inc., 8.25%, 11/15/2026 (n)	40,000	43,598
Switch, Ltd., 3.75%, 9/15/2028 (n)	49,000	49,061
Verscend Escrow Corp., 9.75%, 8/15/2026 (n)	60,000	64,500

		$544,028
Cable TV - 4.8%
Cable One, Inc., 4%, 11/15/2030 (n)	$20,000	$20,300
CCO Holdings LLC/CCO Holdings Capital Corp., 5.75%, 2/15/2026 (n)	210,000	217,699
CCO Holdings LLC/CCO Holdings Capital Corp., 5.875%, 5/01/2027 (n)	130,000	135,639
CCO Holdings LLC/CCO Holdings Capital Corp., 4.75%, 3/01/2030 (n)	165,000	173,555
CCO Holdings LLC/CCO Holdings Capital Corp., 4.5%, 8/15/2030 (n)	50,000	51,963
CSC Holdings LLC, 5.5%, 4/15/2027 (n)	200,000	210,750
DISH DBS Corp., 5.875%, 11/15/2024	60,000	60,362

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Cable TV - continued
DISH DBS Corp., 7.75%, 7/01/2026		$65,000	$68,899
Intelsat Jackson Holdings S.A., 5.5%, 8/01/2023 (a)(d)		60,000	35,175
Intelsat Jackson Holdings S.A., 9.75%, 7/15/2025 (a)(d)(n)		30,000	18,750
Sirius XM Holdings, Inc., 4.625%, 7/15/2024 (n)		100,000	103,120
Sirius XM Holdings, Inc., 5.5%, 7/01/2029 (n)		45,000	48,980
Telenet Finance Luxembourg S.A., 5.5%, 3/01/2028 (n)		200,000	210,000
Telesat Holdings, Inc., 6.5%, 10/15/2027 (n)		65,000	64,675
Videotron Ltd., 5.375%, 6/15/2024 (n)		25,000	27,188
Videotron Ltd., 5.125%, 4/15/2027 (n)		135,000	142,762
Ziggo Bond Finance B.V., 5.125%, 2/28/2030 (n)		200,000	205,500

			$1,795,317
Chemicals - 1.0%
Axalta Coating Systems Ltd., 4.75%, 6/15/2027 (n)		$150,000	$157,125
Element Solutions, Inc., 3.875%, 9/01/2028 (n)		50,000	49,375
Ingevity Corp., 3.875%, 11/01/2028 (n)		64,000	65,120
Starfruit Finance Co./Starfruit U.S. Holding Co. LLC, 6.5%, 10/01/2026 (n)	EUR	100,000	118,212

			$389,832
Computer Software - 0.5%
Camelot Finance S.A., 4.5%, 11/01/2026 (n)		$95,000	$98,800
PTC, Inc., 3.625%, 2/15/2025 (n)		65,000	66,178
PTC, Inc., 4%, 2/15/2028 (n)		35,000	36,181

			$201,159
Computer Software - Systems - 1.0%
BY Crown Parent LLC, 4.25%, 1/31/2026 (n)		$20,000	$20,250
Fair Isaac Corp., 5.25%, 5/15/2026 (n)		140,000	155,400
Fair Isaac Corp., 4%, 6/15/2028 (n)		12,000	12,405
JDA Software Group, Inc., 7.375%, 10/15/2024 (n)		70,000	70,700
SS&C Technologies Holdings, Inc., 5.5%, 9/30/2027 (n)		95,000	100,969

			$359,724
Conglomerates - 2.7%
Amsted Industries Co., 5.625%, 7/01/2027 (n)		$90,000	$94,500
BWX Technologies, Inc., 5.375%, 7/15/2026 (n)		110,000	114,029
BWX Technologies, Inc., 4.125%, 6/30/2028 (n)		23,000	23,230
CFX Escrow Corp., 6.375%, 2/15/2026 (n)		70,000	73,675
EnerSys, 5%, 4/30/2023 (n)		100,000	102,750
EnerSys, 4.375%, 12/15/2027 (n)		20,000	20,550
Gates Global LLC, 6.25%, 1/15/2026 (n)		80,000	82,800
Granite Holdings U.S. Acquisition Co., 11%, 10/01/2027 (n)		40,000	41,500
Griffon Corp., 5.75%, 3/01/2028		75,000	78,188

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Conglomerates - continued
MTS Systems Corp., 5.75%, 8/15/2027 (n)	$70,000	$70,942
Stevens Holding Co., Inc., 6.125%, 10/01/2026 (n)	75,000	80,156
TriMas Corp., 4.875%, 10/15/2025 (n)	165,000	167,681
WESCO Distribution, Inc., 7.125%, 6/15/2025 (n)	26,000	28,015
WESCO Distribution, Inc., 7.25%, 6/15/2028 (n)	26,000	28,470

		$1,006,486
Construction - 1.3%
Lennar Corp., 4.75%, 11/29/2027	$55,000	$62,975
Mattamy Group Corp., 5.25%, 12/15/2027 (n)	30,000	31,725
Mattamy Group Corp., 4.625%, 3/01/2030 (n)	55,000	55,825
Shea Homes LP/Shea Homes Funding Corp., 4.75%, 2/15/2028 (n)	70,000	70,700
Taylor Morrison Communities, Inc., 5.875%, 6/15/2027 (n)	20,000	22,100
Taylor Morrison Communities, Inc., 5.125%, 8/01/2030 (n)	20,000	21,713
Toll Brothers Finance Corp., 4.875%, 11/15/2025	60,000	66,450
Toll Brothers Finance Corp., 4.35%, 2/15/2028	85,000	92,805
Weekley Homes LLC/Weekley Finance Corp., 4.875%, 9/15/2028 (n)	74,000	74,949

		$499,242
Consumer Products - 0.7%
Coty, Inc., 6.5%, 4/15/2026 (n)	$70,000	$54,779
Energizer Holdings, Inc., 4.375%, 3/31/2029 (n)	50,000	50,475
Mattel, Inc., 6.75%, 12/31/2025 (n)	60,000	63,105
Mattel, Inc., 5.875%, 12/15/2027 (n)	39,000	42,381
Prestige Brands, Inc., 5.125%, 1/15/2028 (n)	55,000	57,131

		$267,871
Consumer Services - 1.5%
Allied Universal Holdco LLC, 6.625%, 7/15/2026 (n)	$20,000	$20,951
Allied Universal Holdco LLC, 9.75%, 7/15/2027 (n)	55,000	58,659
ANGI Group LLC, 3.875%, 8/15/2028 (n)	50,000	49,437
Frontdoor, Inc., 6.75%, 8/15/2026 (n)	55,000	58,712
Garda World Security Corp., 4.625%, 2/15/2027 (n)	20,000	19,500
GW B-CR Security Corp., 9.5%, 11/01/2027 (n)	44,000	46,970
Match Group, Inc., 5%, 12/15/2027 (n)	70,000	72,810
Match Group, Inc., 4.625%, 6/01/2028 (n)	65,000	67,298
Realogy Group LLC, 9.375%, 4/01/2027 (n)	70,000	74,126
ServiceMaster Co. LLC, 5.125%, 11/15/2024 (n)	70,000	71,855

		$540,318
Containers - 1.8%
ARD Finance S.A., 6.5%, (6.5% cash or 7.25% PIK) 6/30/2027 (n)(p)	$200,000	$203,250
Berry Global Group, Inc., 4.875%, 7/15/2026 (n)	45,000	47,068
Berry Global Group, Inc., 5.625%, 7/15/2027 (n)	30,000	31,384

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Containers - continued
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 9/30/2026	$100,000	$106,363
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 2/01/2026	40,000	41,500
Flex Acquisition Co., Inc., 6.875%, 1/15/2025 (n)	60,000	59,025
Greif, Inc., 6.5%, 3/01/2027 (n)	15,000	15,731
Reynolds Group, 4%, 10/15/2027 (n)	50,000	50,625
Silgan Holdings, Inc., 4.75%, 3/15/2025	70,000	71,400
Silgan Holdings, Inc., 4.125%, 2/01/2028	59,000	61,289

		$687,635
Electrical Equipment - 0.3%
CommScope Technologies LLC, 6%, 6/15/2025 (n)	$44,000	$43,621
CommScope Technologies LLC, 5%, 3/15/2027 (n)	60,000	55,988

		$99,609
Electronics - 1.0%
Diebold Nixdorf, Inc., 9.375%, 7/15/2025 (n)	$35,000	$37,144
Entegris, Inc., 4.625%, 2/10/2026 (n)	90,000	92,475
Entegris, Inc., 4.375%, 4/15/2028 (n)	30,000	31,200
Sensata Technologies B.V., 5.625%, 11/01/2024 (n)	50,000	54,860
Sensata Technologies B.V., 5%, 10/01/2025 (n)	110,000	120,081
Sensata Technologies, Inc., 4.375%, 2/15/2030 (n)	20,000	20,900

		$356,660
Emerging Market Quasi-Sovereign - 0.3%
Petroleos Mexicanos, 6.49%, 1/23/2027	$100,000	$93,200

Emerging Market Sovereign - 1.7%
Arab Republic of Egypt, 6.588%, 2/21/2028	$200,000	$201,040
Government of Ukraine, 7.75%, 9/01/2024	100,000	103,375
Republic of Ecuador, 0%, 7/31/2030 (n)	8,116	3,693
Republic of Ecuador, 0.5%, 7/31/2030 (n)	37,800	25,137
Republic of Ecuador, 0.5%, 7/31/2035 (n)	99,060	54,112
Republic of Ecuador, 0.5%, 7/31/2040 (n)	45,400	22,473
Republic of Turkey, 5.75%, 3/22/2024	200,000	194,444
Republic of Venezuela, 7%, 3/31/2038 (a)(d)	203,000	18,575

		$622,849
Energy - Independent - 1.5%
Afren PLC, 11.5%, 2/01/2016 (a)(d)(z)	$195,167	$98
Apache Corp., 4.875%, 11/15/2027	20,000	18,770
Apache Corp., 4.375%, 10/15/2028	80,000	73,160
CrownRock LP/CrownRock Finance, Inc., 5.625%, 10/15/2025 (n)	55,000	54,086

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - continued
EQT Corp., 5%, 1/15/2029	$9,000	$9,000
Laredo Petroleum, Inc., 10.125%, 1/15/2028	10,000	4,325
Leviathan Bond Ltd., 6.5%, 6/30/2027 (n)	107,000	110,210
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6%, 8/01/2026 (n)	50,000	47,500
Matador Resources Co., 5.875%, 9/15/2026	25,000	20,125
Murphy Oil Corp., 6.875%, 8/15/2024	15,000	13,425
Murphy Oil Corp., 5.875%, 12/01/2027	20,000	15,782
Newfield Exploration Co., 5.375%, 1/01/2026	10,000	9,399
Occidental Petroleum Corp., 5.875%, 9/01/2025	50,000	44,000
Ovintiv, Inc., 6.5%, 8/15/2034	15,000	14,085
Parsley Energy LLC/Parsley Finance Corp., 5.625%, 10/15/2027 (n)	35,000	37,231
Southwestern Energy Co., 6.45%, 1/23/2025	29,900	29,956
Southwestern Energy Co., 7.5%, 4/01/2026	42,900	43,664
Southwestern Energy Co., 7.75%, 10/01/2027	10,000	10,337

		$555,153
Entertainment - 0.7%
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.5%, 5/01/2025 (n)	$20,000	$20,250
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Operations LLC, 5.375%, 4/15/2027	35,000	32,419
Live Nation Entertainment, Inc., 5.625%, 3/15/2026 (n)	55,000	52,525
NCL Corp. Ltd., 3.625%, 12/15/2024 (n)	25,000	17,250
NCL Corp. Ltd., 10.25%, 2/01/2026 (n)	30,000	30,900
Royal Caribbean Cruises Ltd., 10.875%, 6/01/2023 (n)	30,000	32,715
Six Flags Entertainment Corp., 4.875%, 7/31/2024 (n)	70,000	65,047
Six Flags Entertainment Corp., 7%, 7/01/2025 (n)	25,000	26,469

		$277,575
Financial Institutions - 1.6%
Avolon Holdings Funding Ltd., 5.125%, 10/01/2023	$55,000	$55,962
Avolon Holdings Funding Ltd., 3.95%, 7/01/2024 (n)	42,000	41,181
Credit Acceptance Corp., 5.125%, 12/31/2024 (n)	70,000	69,475
Freedom Mortgage Corp., 7.625%, 5/01/2026 (n)	40,000	39,875
Global Aircraft Leasing Co. Ltd., 6.5%, (6.5% cash or 7.25% PIK) 9/15/2024 (n)(p)	149,220	99,977
Nationstar Mortgage Holdings, Inc., 6%, 1/15/2027 (n)	45,000	45,000
Navient Corp., 5%, 3/15/2027	45,000	42,023
OneMain Financial Corp., 6.875%, 3/15/2025	45,000	49,500
OneMain Financial Corp., 7.125%, 3/15/2026	30,000	33,266
Park Aerospace Holdings Ltd., 5.5%, 2/15/2024 (n)	45,000	46,524
Springleaf Finance Corp., 8.875%, 6/01/2025	30,000	33,000
Springleaf Finance Corp., 5.375%, 11/15/2029	25,000	25,689

		$581,472

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 1.8%
Aramark Services, Inc., 6.375%, 5/01/2025 (n)	$55,000	$57,688
BRF S.A., 4.875%, 1/24/2030 (n)	200,000	200,304
JBS USA LLC/JBS USA Finance, Inc., 6.75%, 2/15/2028 (n)	120,000	131,980
JBS USA Lux S.A./JBS USA Finance, Inc., 5.5%, 1/15/2030 (n)	35,000	38,062
Lamb Weston Holdings, Inc., 4.625%, 11/01/2024 (n)	100,000	103,250
Lamb Weston Holdings, Inc., 4.875%, 5/15/2028 (n)	11,000	11,918
Performance Food Group Co., 5.5%, 10/15/2027 (n)	65,000	66,625
U.S. Foods Holding Corp., 5.875%, 6/15/2024 (n)	30,000	29,888
U.S. Foods Holding Corp., 6.25%, 4/15/2025 (n)	25,000	26,125

		$665,840
Gaming & Lodging - 3.1%
Boyd Gaming Corp., 6.375%, 4/01/2026	$25,000	$25,940
Boyd Gaming Corp., 4.75%, 12/01/2027	45,000	43,763
Caesars Resort Collection LLC / CRC Finco, Inc., 5.25%, 10/15/2025 (n)	50,000	47,485
CCM Merger, Inc., 6%, 3/15/2022 (n)	85,000	86,402
CCM Merger, Inc., 6.375%, 5/01/2026 (n)	45,000	46,125
Churchill Downs, Inc., 5.5%, 4/01/2027 (n)	30,000	31,069
Colt Merger Sub, Inc., 5.75%, 7/01/2025 (n)	30,000	30,769
Colt Merger Sub, Inc., 8.125%, 7/01/2027 (n)	50,000	52,185
Hilton Domestic Operating Co., Inc., 5.125%, 5/01/2026	65,000	65,812
Hilton Worldwide Finance LLC, 4.625%, 4/01/2025	95,000	95,880
MGM Growth Properties LLC, 4.625%, 6/15/2025 (n)	60,000	61,108
MGM Growth Properties LLC, 5.75%, 2/01/2027	25,000	26,978
MGM Resorts International, 6.75%, 5/01/2025	60,000	63,114
Scientific Games Corp., 8.25%, 3/15/2026 (n)	35,000	35,504
Scientific Games International, Inc., 7%, 5/15/2028 (n)	20,000	19,866
VICI Properties LP, REIT, 4.25%, 12/01/2026 (n)	60,000	61,011
VICI Properties LP, REIT, 3.75%, 2/15/2027 (n)	70,000	70,175
Wyndham Hotels & Resorts, Inc., 4.375%, 8/15/2028 (n)	13,000	12,921
Wyndham Hotels Group LLC, 5.375%, 4/15/2026 (n)	105,000	106,312
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.5%, 3/01/2025 (n)	115,000	110,112
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 5/15/2027 (n)	20,000	18,600
Wynn Macau Ltd., 5.5%, 1/15/2026 (n)	35,000	33,967
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp., 5.125%, 10/01/2029 (n)	25,000	23,938

		$1,169,036
Industrial - 0.2%
Williams Scotsman International, Inc., 4.625%, 8/15/2028 (n)	$60,000	$60,375

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - 0.7%
Acrisure LLC/Acrisure Finance, Inc., 7%, 11/15/2025 (n)	$50,000	$50,088
Alliant Holdings Intermediate LLC, 6.75%, 10/15/2027 (n)	80,000	84,000
AssuredPartners, Inc., 7%, 8/15/2025 (n)	20,000	20,550
Hub International Ltd., 7%, 5/01/2026 (n)	90,000	92,250

		$246,888
Machinery & Tools - 0.1%
Clark Equipment Co., 5.875%, 6/01/2025 (n)	$51,000	$53,040

Major Banks - 0.5%
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)	$200,000	$201,562

Medical & Health Technology & Services - 3.6%
Acadia Healthcare Co., Inc., 5%, 4/15/2029 (n)	$50,000	$51,515
Akumin, Inc., 7%, 11/01/2025 (n)	20,000	19,750
Avantor Funding, Inc., 4.625%, 7/15/2028 (n)	90,000	93,258
BCPE Cycle Merger Sub II, Inc., 10.625%, 7/15/2027 (n)	40,000	42,600
Change Healthcare Holdings, Inc./Change Healthcare Finance, Inc., 5.75%, 3/01/2025 (n)	45,000	44,981
CHS/Community Health Systems, Inc., 6.625%, 2/15/2025 (n)	95,000	92,644
CHS/Community Health Systems, Inc., 8%, 12/15/2027 (n)	10,000	9,850
DaVita, Inc., 4.625%, 6/01/2030 (n)	37,000	37,634
DaVita, Inc., 3.75%, 2/15/2031 (n)	45,000	43,256
Encompass Health Corp., 5.75%, 9/15/2025	40,000	41,300
HCA, Inc., 5.375%, 2/01/2025	160,000	177,173
HCA, Inc., 5.875%, 2/15/2026	105,000	118,650
HCA, Inc., 5.625%, 9/01/2028	20,000	23,279
HCA, Inc., 3.5%, 9/01/2030	60,000	61,355
HealthSouth Corp., 5.125%, 3/15/2023	90,000	90,675
Heartland Dental LLC, 8.5%, 5/01/2026 (n)	50,000	48,750
IQVIA Holdings, Inc., 5%, 5/15/2027 (n)	200,000	209,500
LifePoint Health, Inc., 4.375%, 2/15/2027 (n)	25,000	24,743
Radiology Partners, Inc., 9.25%, 2/01/2028 (n)	35,000	37,309
Regional Care/LifePoint Health, Inc., 9.75%, 12/01/2026 (n)	80,000	86,200

		$1,354,422
Medical Equipment - 0.6%
Hill-Rom Holdings, Inc., 4.375%, 9/15/2027 (n)	$85,000	$87,869
Teleflex, Inc., 4.875%, 6/01/2026	30,000	31,200
Teleflex, Inc., 4.625%, 11/15/2027	85,000	89,634

		$208,703

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Metals & Mining - 2.0%
Arconic Corp., 6%, 5/15/2025 (n)	$55,000	$58,231
Baffinland Iron Mines Corp./Baffinland Iron Mines LP, 8.75%, 7/15/2026 (n)	55,000	57,613
Big River Steel LLC/BRS Finance Corp., 6.625%, 1/31/2029 (n)	40,000	41,200
Compass Minerals International, Inc., 6.75%, 12/01/2027 (n)	65,000	70,507
Freeport-McMoRan, Inc., 5%, 9/01/2027	60,000	62,562
Freeport-McMoRan, Inc., 4.375%, 8/01/2028	40,000	41,750
Freeport-McMoRan, Inc., 5.25%, 9/01/2029	60,000	64,800
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375%, 12/15/2023 (n)	55,000	55,550
Kaiser Aluminum Corp., 4.625%, 3/01/2028 (n)	98,000	96,530
Novelis Corp., 5.875%, 9/30/2026 (n)	95,000	98,029
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.5%, 6/15/2025 (n)	35,000	31,325
TMS International Corp., 7.25%, 8/15/2025 (n)	85,000	80,962

		$759,059
Midstream - 2.5%
Cheniere Energy Partners LP, 5.25%, 10/01/2025	$145,000	$147,494
Cheniere Energy Partners LP, 4.5%, 10/01/2029	27,000	27,527
EnLink Midstream Partners LP, 4.85%, 7/15/2026	25,000	21,336
EQM Midstream Partners LP, 6%, 7/01/2025 (n)	15,000	15,375
EQM Midstream Partners LP, 6.5%, 7/01/2027 (n)	15,000	15,732
EQM Midstream Partners LP, 5.5%, 7/15/2028	120,000	121,530
Genesis Energy LP/Genesis Energy Finance Corp., 5.625%, 6/15/2024	15,000	12,903
Genesis Energy LP/Genesis Energy Finance Corp., 6.25%, 5/15/2026	53,900	43,131
Northriver Midstream Finance LP, 5.625%, 2/15/2026 (n)	75,000	74,288
NuStar Logistics, LP, 5.75%, 10/01/2025	63,000	63,430
Peru LNG, 5.375%, 3/22/2030	200,000	153,000
Targa Resources Partners LP/Targa Resources Finance Corp., 5.375%, 2/01/2027	70,000	70,350
Targa Resources Partners LP/Targa Resources Finance Corp., 6.875%, 1/15/2029	40,000	42,900
Targa Resources Partners LP/Targa Resources Finance Corp., 4.875%, 2/01/2031 (n)	25,000	24,398
Western Midstream Operating LP, 5.05%, 2/01/2030	85,000	80,637
Western Midstream Operation LP, 4.65%, 7/01/2026	35,000	33,600

		$947,631
Municipals - 0.3%
Puerto Rico Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority Rev. (Cogeneration Facilities - AES Puerto Rico Project), 9.12%, 6/01/2022	$100,000	$102,500

Network & Telecom - 0.1%
Front Range BidCo, Inc., 6.125%, 3/01/2028 (n)	$50,000	$50,438

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Oil Services - 0.6%
Diamond Offshore Drill Co., 5.7%, 10/15/2039 (a)(d)	$60,000	$4,050
Ensign Drilling, Inc., 9.25%, 4/15/2024 (n)	40,000	13,800
MV24 Capital B.V., 6.748%, 6/01/2034 (n)	195,028	196,200

		$214,050
Oils - 0.1%
PBF Holding Co. LLC/PBF Finance Corp., 7.25%, 6/15/2025	$45,000	$18,675
PBF Holding Co. LLC/PBF Finance Corp., 6%, 2/15/2028 (n)	40,000	15,398

		$34,073
Other Banks & Diversified Financials - 0.6%
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)	$200,000	$207,574

Personal Computers & Peripherals - 0.2%
NCR Corp., 5%, 10/01/2028 (n)	$65,000	$64,350

Pharmaceuticals - 1.1%
Bausch Health Companies, Inc., 5.5%, 3/01/2023 (n)	$29,000	$28,928
Bausch Health Companies, Inc., 6.125%, 4/15/2025 (n)	180,000	184,815
Bausch Health Companies, Inc., 5%, 1/30/2028 (n)	45,000	44,477
Emergent BioSolutions, Inc., 3.875%, 8/15/2028 (n)	65,000	65,325
Jaguar Holding Co. II / Pharmaceutical Development LLC, 5%, 6/15/2028 (n)	36,000	37,523
Par Pharmaceutical, Inc., 7.5%, 4/01/2027 (n)	35,000	37,100

		$398,168
Pollution Control - 0.2%
GFL Environmental, Inc., 3.75%, 8/01/2025 (n)	$20,000	$20,000
GFL Environmental, Inc., 7%, 6/01/2026 (n)	34,000	35,445
GFL Environmental, Inc., 8.5%, 5/01/2027 (n)	30,000	32,700

		$88,145
Precious Metals & Minerals - 0.1%
IAMGOLD Corp., 5.75%, 10/15/2028 (n)	$50,000	$50,040

Printing & Publishing - 0.5%
Cimpress N.V., 7%, 6/15/2026 (n)	$150,000	$149,250
Meredith Corp., 6.875%, 2/01/2026	55,000	45,581

		$194,831
Railroad & Shipping - 0.2%
Watco Cos. LLC/Watco Finance Corp., 6.5%, 6/15/2027 (n)	$58,000	$60,175

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - Healthcare - 0.3%
MPT Operating Partnership LP/MPT Financial Co., REIT, 5.25%, 8/01/2026	$55,000	$57,062
MPT Operating Partnership LP/MPT Financial Co., REIT, 5%, 10/15/2027	55,000	57,555

		$114,617
Real Estate - Other - 0.1%
Ryman Hospitality Properties, Inc., REIT, 4.75%, 10/15/2027 (n)	$51,000	$47,130

Restaurants - 0.2%
Golden Nugget, Inc., 6.75%, 10/15/2024 (n)	$75,000	$63,508

Retailers - 0.3%
L Brands, Inc., 5.25%, 2/01/2028	$100,000	$98,500
L Brands, Inc., 6.625%, 10/01/2030 (n)	25,000	26,250

		$124,750
Specialty Chemicals - 0.2%
Univar Solutions USA, Inc., 5.125%, 12/01/2027 (n)	$70,000	$72,542

Specialty Stores - 0.5%
Group 1 Automotive, Inc., 4%, 8/15/2028 (n)	$39,000	$39,049
Penske Automotive Group Co., 5.375%, 12/01/2024	40,000	40,850
Penske Automotive Group Co., 5.5%, 5/15/2026	55,000	56,753
PetSmart, Inc., 7.125%, 3/15/2023 (n)	35,000	35,044
PetSmart, Inc., 8.875%, 6/01/2025 (n)	20,000	20,475

		$192,171
Supermarkets - 0.4%
Albertsons Cos. LLC/Safeway, Inc., 5.75%, 3/15/2025	$36,000	$37,103
Albertsons Cos. LLC/Safeway, Inc., 4.625%, 1/15/2027 (n)	85,000	87,647
Albertsons Cos. LLC/Safeway, Inc., 5.875%, 2/15/2028 (n)	10,000	10,575

		$135,325
Telecommunications - Wireless - 3.4%
Altice France S.A., 7.375%, 5/01/2026 (n)	$200,000	$208,740
Altice France S.A., 6%, 2/15/2028 (n)	200,000	192,500
Digicel International Finance Ltd., 8.75%, 5/25/2024 (n)	200,000	199,750
SBA Communications Corp., 4.875%, 9/01/2024	100,000	102,180
SBA Communications Corp., 3.875%, 2/15/2027 (n)	55,000	55,894
Sprint Capital Corp., 6.875%, 11/15/2028	105,000	132,825
Sprint Corp., 7.125%, 6/15/2024	25,000	28,755
Sprint Corp., 7.625%, 3/01/2026	170,000	206,885

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
T-Mobile USA, Inc., 6.5%, 1/15/2026	$25,000	$26,050
T-Mobile USA, Inc., 5.375%, 4/15/2027	115,000	122,762

		$1,276,341
Tobacco - 0.2%
Vector Group Ltd., 6.125%, 2/01/2025 (n)	$30,000	$29,925
Vector Group Ltd., 10.5%, 11/01/2026 (n)	30,000	30,900

		$60,825
Utilities - Electric Power - 2.2%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$200,000	$216,000
Clearway Energy Operating LLC, 5.75%, 10/15/2025	155,000	162,362
Clearway Energy Operating LLC, 4.75%, 3/15/2028 (n)	30,000	31,538
NextEra Energy Operating Co., 4.25%, 9/15/2024 (n)	110,000	115,225
NextEra Energy Operating Co., 4.5%, 9/15/2027 (n)	35,000	38,238
NextEra Energy, Inc., 4.25%, 7/15/2024 (n)	46,000	48,070
PG&E Corp., 5%, 7/01/2028	85,000	85,215
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	35,000	35,350
TerraForm Power Operating Co., 5%, 1/31/2028 (n)	95,000	104,293

		$836,291
Total Bonds (Identified Cost, $21,984,434)		$21,745,521

Common Stocks - 37.6%
Aerospace - 2.8%
Honeywell International, Inc.	3,049	$502,933
Northrop Grumman Corp.	1,832	530,950

		$1,033,883
Brokerage & Asset Managers - 3.0%
BlackRock, Inc.	787	$471,578
NASDAQ, Inc.	5,330	644,877

		$1,116,455
Business Services - 3.5%
Accenture PLC, “A”	2,075	$450,088
Equifax, Inc.	2,326	317,732
Fiserv, Inc. (a)	5,683	542,556

		$1,310,376
Cable TV - 1.8%
Comcast Corp., “A”	15,598	$658,859

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 1.5%
ICA Tenedora, S.A. de C.V. (a)	10,542	$19,082
Sherwin-Williams Co.	818	562,768

		$581,850
Electronics - 2.1%
Texas Instruments, Inc.	5,484	$792,931

Food & Beverages - 1.3%
Nestle S.A., ADR	4,333	$486,466

Health Maintenance Organizations - 1.3%
Cigna Corp.	2,837	$473,694

Insurance - 3.5%
AON PLC	2,440	$448,984
Chubb Ltd.	3,423	444,682
Marsh & McLennan Cos., Inc.	3,861	399,459

		$1,293,125
Machinery & Tools - 1.8%
Illinois Tool Works, Inc.	3,441	$674,023

Major Banks - 1.6%
JPMorgan Chase & Co.	5,955	$583,828

Medical Equipment - 3.6%
Medtronic PLC	5,255	$528,496
Thermo Fisher Scientific, Inc.	1,727	817,078

		$1,345,574
Oil Services - 0.0%
LTRI Holdings LP (a)(u)	60	$16,951

Other Banks & Diversified Financials - 2.3%
Citigroup, Inc.	10,883	$450,774
U.S. Bancorp	10,303	401,302

		$852,076
Pharmaceuticals - 1.6%
Johnson & Johnson	4,289	$588,065

Special Products & Services - 1.2%
iShares iBoxx $ High Yield Corporate Bond ETF	5,200	$436,176

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Utilities - Electric Power - 4.7%
Dominion Energy, Inc.	5,148	$413,590
Duke Energy Corp.	7,306	672,956
Southern Co.	11,500	660,675

		$1,747,221
Total Common Stocks (Identified Cost, $9,403,517)		$13,991,553

Floating Rate Loans (r) - 0.4%
Broadcasting - 0.0%
Nexstar Broadcasting, Inc., Term Loan B4, 2.899%, 9/19/2026	$20,173	$19,618

Cable TV - 0.1%
CSC Holdings LLC, Term Loan B5, 2.648%, 4/15/2027	$20,843	$20,122

Chemicals - 0.1%
Axalta Coating Systems U.S. Holdings, Inc., Term Loan B3, 1.97%, 6/01/2024	$17,290	$16,750
Element Solutions, Inc., Term Loan B1, 2.147%, 1/31/2026	20,790	20,270

		$37,020
Computer Software - Systems - 0.1%
SS&C Technologies, Inc., Term Loan B5, 1.897%, 4/16/2025	$20,785	$20,173

Medical & Health Technology & Services - 0.1%
DaVita Healthcare Partners, Inc., Term Loan B, 1.897%, 8/12/2026	$20,790	$20,319
Jaguar Holding Co. II, Term Loan, 3.5%, 8/18/2022	20,781	20,606

		$40,925
Pharmaceuticals - 0.0%
Bausch Health Companies, Inc., Term Loan B, 2.899%, 11/27/2025	$19,200	$18,691
Total Floating Rate Loans (Identified Cost, $161,103)		$156,549

	Strike Price	First Exercise
Warrants - 0.0%
Forest & Paper Products - 0.0%
Appvion Holdings Corp. - Tranche A (1 share for 1 warrant, Expiration 6/13/23) (a)	$27.17	8/24/18	40	$5
Appvion Holdings Corp. - Tranche B (1 share for 1 warrant, Expiration 6/13/23) (a)	31.25	8/24/18	40	0
Total Warrants (Identified Cost, $0)				$5

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 3.1%
Money Market Funds - 3.1%
MFS Institutional Money Market Portfolio, 0.1% (v) (Identified Cost, $1,148,425)	1,148,461	$1,148,461

Other Assets, Less Liabilities - 0.4%		159,441
Net Assets - 100.0%		$37,201,530

(a)	Non-income producing security.
(d)	In default.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $1,148,461 and $35,893,628, respectively.

(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $15,892,548, representing 42.7% of net assets.

(p)	Payment-in-kind (PIK) security for which interest income may be received in additional securities and/or cash.
(r)

The remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. These loans may be subject to restrictions on resale. The interest rate shown represents the weighted average of the floating interest rates on settled contracts within the loan facility at period end, unless otherwise indicated. The floating interest rates on settled contracts are determined periodically by reference to a base lending rate and a spread.

(u)

The security was valued using significant unobservable inputs and is considered level 3 under the fair value hierarchy. For further information about the fund’s level 3 holdings, please see Note 2 in the Notes to Financial Statements.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2016	2/11/11	$191,339	$98
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

EUR	Euro

Portfolio of Investments – continued

Derivative Contracts at 10/31/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
USD	108,702	EUR	92,322	Citibank N.A.	1/15/2021	$985

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 10/31/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $31,549,054)	$35,893,628
Investments in affiliated issuers, at value (identified cost, $1,148,425)	1,148,461
Cash	186
Receivables for
Forward foreign currency exchange contracts	985
Investments sold	157,330
Interest and dividends	331,733
Other assets	3,985
Total assets	$37,536,308

Liabilities
Payables for
Investments purchased	$233,360
Payable to affiliates
Investment adviser	2,837
Administrative services fee	145
Transfer agent and dividend disbursing costs	165
Accrued expenses and other liabilities	98,271
Total liabilities	$334,778
Net assets	$37,201,530

Net assets consist of
Paid-in capital	$33,017,410
Total distributable earnings (loss)	4,184,120
Net assets	$37,201,530
Shares of beneficial interest outstanding	7,227,080
Net asset value per share (net assets of $37,201,530 / 7,227,080 shares of beneficial interest outstanding)	$5.15

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 10/31/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$1,257,820
Dividends	336,107
Dividends from affiliated issuers	9,196
Other	2,813
Income on securities loaned	559
Foreign taxes withheld	(1,840)
Total investment income	$1,604,655
Expenses
Management fee	$316,546
Transfer agent and dividend disbursing costs	13,331
Administrative services fee	17,500
Independent Trustees’ compensation	8,525
Stock exchange fee	23,923
Custodian fee	6,496
Shareholder communications	44,454
Audit and tax fees	77,707
Legal fees	1,029
Miscellaneous	41,701
Total expenses	$551,212
Net investment income (loss)	$1,053,443

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$2,677,773
Affiliated issuers	(141)
Futures contracts	(14,085)
Forward foreign currency exchange contracts	(6,433)
Foreign currency	90
Net realized gain (loss)	$2,657,204
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(3,125,842)
Affiliated issuers	(178)
Futures contracts	(4,084)
Forward foreign currency exchange contracts	4,477
Translation of assets and liabilities in foreign currencies	(14)
Net unrealized gain (loss)	$(3,125,641)
Net realized and unrealized gain (loss)	$(468,437)
Change in net assets from operations	$585,006

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	10/31/20	10/31/19
Change in net assets

From operations
Net investment income (loss)	$1,053,443	$1,133,601
Net realized gain (loss)	2,657,204	325,084
Net unrealized gain (loss)	(3,125,641)	3,635,384
Change in net assets from operations	$585,006	$5,094,069
Distributions to shareholders	$(3,734,845)	$(1,435,228)
Tax return of capital distributions to shareholders	$(104,397)	$(2,484,303)
Change in net assets from fund share transactions	$197,900	$249,179
Total change in net assets	$(3,056,336)	$1,423,717

Net assets
At beginning of period	40,257,866	38,834,149
At end of period	$37,201,530	$40,257,866

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Year ended

	10/31/20	10/31/19	10/31/18	10/31/17		10/31/16
Net asset value, beginning of period	$5.60	$5.43	$6.03	$5.91		$6.09

Income (loss) from investment operations
Net investment income (loss) (d)	$0.15	$0.16	$0.16	$0.20	(c)	$0.23
Net realized and unrealized gain (loss)	(0.07)	0.56	(0.18)	0.52		0.18
Total from investment operations	$0.08	$0.72	$(0.02)	$0.72		$0.41

Less distributions declared to shareholders
From net investment income	$(0.16)	$(0.17)	$(0.18)	$(0.21)		$(0.24)
From net realized gain	(0.36)	(0.03)	(0.11)	—		—
From tax return of capital	(0.01)	(0.35)	(0.29)	(0.39)		(0.35)
Total distributions declared to shareholders	$(0.53)	$(0.55)	$(0.58)	$(0.60)		$(0.59)
Net increase from repurchase of capital shares	$0.00 (w)	$—	$—	$0.00	(w)	$—
Net asset value, end of period (x)	$5.15	$5.60	$5.43	$6.03		$5.91
Market value, end of period	$5.25	$6.48	$5.49	$6.66		$5.50
Total return at market value (%) (j)(r)(s)(x)	(10.63)	30.24	(8.87)	33.86		10.75
Total return at net asset value (%)	1.44	13.80	(0.44)	12.79	(c)	8.07

Ratios (%) (to average net assets) and Supplemental data:
Expenses (f)	1.44	1.41	1.39	1.23	(c)	1.42
Net investment income (loss)	2.76	2.89	2.76	3.35	(c)	3.88
Portfolio turnover	48	34	33	35		26
Net assets at end of period (000 omitted)	$37,202	$40,258	$38,834	$42,842		$41,849

See Notes to Financial Statements

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(j)	Total return at net asset value is calculated using the net asset value of the fund, not the publicly traded price and therefore may be different than the total return at market value.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns at net asset value have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Special Value Trust (the fund) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, environmental, public health, and other conditions.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning

Notes to Financial Statements – continued

of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

Notes to Financial Statements – continued

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as forward foreign currency exchange contracts. The following is a summary of the levels used as of October 31, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$13,469,054	$5	$16,951	$13,486,010
Switzerland	486,466	—	—	486,466
Mexico	—	19,082	—	19,082
Non-U.S. Sovereign Debt	—	716,049	—	716,049
Municipal Bonds	—	102,500	—	102,500
U.S. Corporate Bonds	—	16,941,556	—	16,941,556
Foreign Bonds	—	3,985,416	—	3,985,416
Floating Rate Loans	—	156,549	—	156,549
Mutual Funds	1,148,461	—	—	1,148,461
Total	$15,103,981	$21,921,157	$16,951	$37,042,089

Other Financial Instruments
Forward Foreign Currency Exchange
Contracts – Assets	$—	$985	$—	$985

For further information regarding security characteristics, see the Portfolio of Investments.

The following is a reconciliation of level 3 assets for which significant unobservable inputs were used to determine fair value. The table presents the activity of level 3 securities held at the beginning and the end of the period.

Equity Securities
Balance as of 10/31/19	$30,347
Change in unrealized appreciation or depreciation	(13,396)
Balance as of 10/31/20	$16,951

The net change in unrealized appreciation or depreciation from investments held as level 3 at October 31, 2020 is $(13,396). At October 31, 2020, the fund held one level 3 security.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate exposure, or as alternatives to direct investments. Derivatives are used for hedging

Notes to Financial Statements – continued

or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at October 31, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value

Risk	Derivative Contracts	Asset Derivatives
Foreign Exchange	Forward Foreign Currency Exchange Contracts	$985

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(14,085)	$—
Foreign Exchange	—	(6,433)
Total	$(14,085)	$(6,433)

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended October 31, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(4,084)	$—
Foreign Exchange	—	4,477
Total	$(4,084)	$4,477

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all

Notes to Financial Statements – continued

transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Notes to Financial Statements – continued

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and

Notes to Financial Statements – continued

the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At October 31, 2020, there were no securities on loan or collateral outstanding.

Loans and Other Direct Debt Instruments – The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. The fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, commitment fees, facility fees, consent fees, and prepayment fees. Commitment fees are recorded on an accrual basis as income in the accompanying financial statements. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. The fund seeks to pay monthly distributions based on an annual rate of 10.00% of the fund’s average monthly net asset value. As a result, distributions may exceed actual earnings which may result in a tax return of capital. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to defaulted bonds and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 10/31/20	Year ended 10/31/19
Ordinary income (including any short-term capital gains)	$1,152,035	$1,229,679
Long-term capital gains	2,582,810	205,549
Tax return of capital (b)	104,397	2,484,303

Total distributions	$3,839,242	$3,919,531

(b)	Distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 10/31/20

Cost of investments	$32,838,586
Gross appreciation	5,225,327

Gross depreciation	(1,020,839)
Net unrealized appreciation (depreciation)	$4,204,488

Other temporary differences	(20,368)

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.68% of the fund’s average daily net assets and 3.40% of gross income. Gross income is calculated based on tax elections that generally include the accretion of discount and exclude the amortization of premium, which may differ from investment income reported in the Statement of Operations. MFS has agreed to reduce its management fee to the lesser of the contractual management fee as set forth above or 0.90% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2021. For the year ended October 31, 2020, the fund’s average daily net assets and gross income fees did not meet the thresholds required to waive the management fee under this agreement. The management fee, from net assets and gross income, incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.83% of the fund’s average daily net assets.

Transfer Agent – The fund engages Computershare Trust Company, N.A. (“Computershare”) as the sole transfer agent for the fund. MFS Service Center, Inc. (MFSC) monitors and supervises the activities of Computershare for an agreed upon fee approved by the Board of Trustees. For the year ended October 31, 2020, these fees paid to MFSC amounted to $2,162.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended October 31, 2020 was equivalent to an annual effective rate of 0.0458% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS and MFSC.

Other – The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended October 31, 2020, the fund engaged in sale transactions pursuant to this policy, which amounted to $66,533. The sales transactions resulted in net realized gains (losses) of $47,633.

Notes to Financial Statements – continued

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended October 31, 2020, this reimbursement amounted to $134, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended October 31, 2020, purchases and sales of investments, other than short-term obligations, aggregated $17,906,692 and $20,564,783, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized the repurchase by the fund of up to 10% annually of its own shares of beneficial interest. The fund repurchased 10,450 shares of beneficial interest during the year ended October 31, 2020 at an average price per share of $3.98 and a weighted average discount of 10.64% per share. Transactions in fund shares were as follows:

	Year ended 10/31/20		Year ended 10/31/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions	43,842	$239,515	44,616	$249,179
Capital shares repurchased	(10,450)	(41,615)	—	—
Net change	33,392	$197,900	44,616	$249,179

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended October 31, 2020, the fund’s commitment fee and interest expense were $196 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$1,461,511	$9,644,249	$9,956,980	$(141)	$(178)	$1,148,461

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$9,196	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of MFS Special Value Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Special Value Trust (the “Fund”), including the portfolio of investments, as of October 31, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

December 16, 2020

RESULTS OF SHAREHOLDER MEETING

(unaudited)

At the annual meeting of shareholders of MFS Special Value Trust, which was held on October 1, 2020, the following action was taken:

Item 1: To elect the following individuals as Trustees:

	Number of Shares
Nominee	For	Withheld Authority
Steven E. Buller	5,528,612.816	175,563.296
Peter D. Jones	5,528,152.816	176,023.296
John P. Kavanaugh	5,527,133.816	177,042.296

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of December 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 57)	Trustee	February 2004	2022	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k)* (age 59)	Trustee	January 2014	2021	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 66)	Trustee and Chair of Trustees	January 2009	2023	133	Private investor	N/A

Steven E. Buller (age 69)	Trustee	February 2014	2023	133	Private investor; Financial Accounting Standards Advisory Council, Chairman (2014-2015)	N/A

John A. Caroselli (age 66)	Trustee	March 2017	2021	133	Private investor; JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Maureen R. Goldfarb (age 65)	Trustee	January 2009	2022	133	Private investor	N/A

Peter D. Jones (age 65)	Trustee	January 2019	2023	133	Private investor; Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015); Franklin Templeton Distributors, Inc. (investment management), President (until 2015)	N/A

James W. Kilman, Jr. (age 59)	Trustee	January 2019	2021	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Clarence Otis, Jr. (age 64)	Trustee	March 2017	2021	133	Private investor	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	2022	133	Private investor	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/ Officer Since (h)	Term Expiring	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Laurie J. Thomsen (age 63)	Trustee	March 2005	2022	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel

Kino Clark (k) (age 52)	Assistant Treasurer	January 2012	N/A	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	N/A	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Thomas H. Connors (k) (age 61)	Assistant Secretary and Assistant Clerk	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 52)	President	July 2005	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Term Expiring	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Heidi W. Hardin (k) (age 53)	Secretary and Clerk	April 2017	N/A	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	N/A	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Susan A. Pereira (k) (age 50)	Assistant Secretary and Assistant Clerk	July 2005	N/A	133	Massachusetts Financial Services Company, Assistant Vice President and Senior Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	N/A	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 46)	Assistant Secretary and Assistant Clerk	October 2014	N/A	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 53)	Chief Compliance Officer	July 2015	N/A	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015)

James O. Yost (k) (age 60)	Treasurer	September 1990	N/A	133	Massachusetts Financial Services Company, Senior Vice President

Trustees and Officers – continued

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

*	As of December 31, 2020, Mrs. Stelmach will retire as Trustee.

The Trust holds annual shareholder meetings for the purpose of electing Trustees, and Trustees are elected for fixed terms. The Board of Trustees is currently divided into three classes, each having a term of three years which term expires on the date of the third annual meeting following the election to office of the Trustee’s class. Each year the term of one class expires. Each Trustee and officer will serve until next elected or his or her earlier death, resignation, retirement or removal. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Portfolio Manager(s)	Independent Registered Public Accounting Firm
Ward Brown Katherine Cannan Nevin Chitkara David Cole Matt Ryan Michael Skatrud	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

MFS Special Value Trust

The Investment Company Act of 1940 requires that both the full Board of Trustees and a majority of the non-interested (“independent”) Trustees, voting separately, annually approve the continuation of the Fund’s investment advisory agreement with MFS. The Trustees consider matters bearing on the Fund and its advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting. In addition, the independent Trustees met several times by videoconference (in accordance with Securities and Exchange Commission relief) over the course of three months beginning in May and ending in July, 2020 (“contract review meetings”) for the specific purpose of considering whether to approve the continuation of the investment advisory agreement for the Fund and the other investment companies that the Board oversees (the “MFS Funds”). The independent Trustees were assisted in their evaluation of the Fund’s investment advisory agreement by independent legal counsel, from whom they received separate legal advice and with whom they met separately from MFS during various contract review meetings. The independent Trustees were also assisted in this process by an independent consultant who was retained by and reported to the independent Trustees.

In connection with their deliberations regarding the continuation of the investment advisory agreement, the Trustees, including the independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The investment advisory agreement for the Fund was considered separately, although the Trustees also took into account the common interests of all MFS Funds in their review. As described below, the Trustees considered the nature, quality, and extent of the various investment advisory, administrative, and shareholder services performed by MFS under the existing investment advisory agreement and other arrangements with the Fund.

In connection with their contract review meetings, the Trustees received and relied upon materials that included, among other items: (i) information provided by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent third party, on the investment performance (based on net asset value) of the Fund for various time periods ended December 31, 2019 and the investment performance (based on net asset value) of a group of funds with substantially similar investment classifications/ objectives (the “Broadridge performance universe”), (ii) information provided by Broadridge on the Fund’s advisory fees and other expenses and the advisory fees and other expenses of comparable funds identified by Broadridge as well as all other funds in the same investment classification/category (the “Broadridge expense group and universe”), (iii) information provided by MFS on the advisory fees of portfolios of other clients of MFS, including institutional separate accounts and other clients, (iv) information as to whether and to what extent applicable expense waivers, reimbursements or fee “breakpoints” are observed for the Fund, (v) information regarding MFS’ financial results and financial condition, including MFS’ and certain of its affiliates’ estimated profitability from services performed for the Fund and the MFS Funds as a whole, and compared to MFS’ institutional business, (vi) MFS’ views regarding the outlook for the mutual fund industry and the strategic business plans of MFS, (vii) descriptions of

Board Review of Investment Advisory Agreement – continued

various functions performed by MFS for the Funds, such as compliance monitoring and portfolio trading practices, and (viii) information regarding the overall organization of MFS, including information about MFS’ senior management and other personnel providing investment advisory, administrative and other services to the Fund and the other MFS Funds. The comparative performance, fee and expense information prepared and provided by Broadridge was not independently verified and the independent Trustees did not independently verify any information provided to them by MFS.

The Trustees’ conclusion as to the continuation of the investment advisory agreement was based on a comprehensive consideration of all information provided to the Trustees and not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. It is also important to recognize that the fee arrangements for the Fund and other MFS Funds are the result of years of review and discussion between the independent Trustees and MFS, that certain aspects of such arrangements may receive greater scrutiny in some years than in others, and that the Trustees’ conclusions may be based, in part, on their consideration of these same arrangements during the course of the year and in prior years.

Based on information provided by Broadridge and MFS, the Trustees reviewed the Fund’s total return investment performance as well as the Broadridge performance universe over various time periods. The Trustees placed particular emphasis on the total return performance of the Fund’s common shares in comparison to the performance of funds in its Broadridge performance universe over the five-year period ended December 31, 2019, which the Trustees believed was a long enough period to reflect differing market conditions. The total return performance of the Fund’s common shares ranked 1st out of a total of 4 funds in the Broadridge performance universe for the five-year period (a ranking of first place out of the total number of funds in the performance universe indicating the best performer and a ranking of last place out of the total number of funds in the performance universe indicating the worst performer). The total return performance of the Fund’s common shares ranked 1st out of a total of 9 funds for the one-year period and 1st out of a total of 4 funds for the three-year period ended December 31, 2019. Given the size of the Broadridge performance universe and information previously provided by MFS regarding differences between the Fund and other funds in its Broadridge performance universe, the Trustees also reviewed the Fund’s performance in comparison to a custom benchmark developed by MFS. The Fund outperformed its custom benchmark for each of the one-, three- and five-year periods ended December 31, 2019 (one-year: 23.0% total return for the Fund versus 18.6% total return for the benchmark; three-year: 8.8% total return for the Fund versus 7.6% total return for the benchmark; five-year: 7.5% total return for the Fund versus 7.0% total return for the benchmark). Because of the passage of time, these performance results may differ from the performance results for more recent periods, including those shown elsewhere in this report.

In the course of their deliberations, the Trustees took into account information provided by MFS in connection with the contract review meetings, as well as during investment review meetings conducted with portfolio management personnel during

Board Review of Investment Advisory Agreement – continued

the course of the year regarding the Fund’s performance. After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that they were satisfied with MFS’ responses and efforts relating to investment performance.

In assessing the reasonableness of the Fund’s advisory fee, the Trustees considered, among other information, the Fund’s advisory fee and the total expense ratio of the Fund’s common shares as a percentage of average daily net assets and the advisory fee and total expense ratios of the Broadridge expense group based on information provided by Broadridge. The Trustees considered that MFS has agreed in writing to reduce its advisory fee, which may not be changed without the Trustees’ approval. The Trustees also considered that, according to the data provided by Broadridge (which takes into account any fee reductions or expense limitations that were in effect during the Fund’s last fiscal year), the Fund’s effective advisory fee rate and total expense ratio were each higher than the Broadridge expense group median.

The Trustees also considered the advisory fees charged by MFS to any institutional separate accounts advised by MFS (“separate accounts”) and unaffiliated investment companies for which MFS serves as subadviser (“subadvised funds”) that have comparable investment strategies to the Fund, if any. In comparing these fees, the Trustees considered information provided by MFS as to the generally broader scope of services provided by MFS to the Fund, as well as the more extensive regulatory burdens imposed on MFS in managing the Fund, in comparison to separate accounts and subadvised funds.

The Trustees considered that, as a closed-end fund, the Fund is unlikely to experience meaningful asset growth. As a result, the Trustees did not view the potential for realization of economies of scale as the Fund’s assets grow to be a material factor in their deliberations. The Trustees noted that they would consider economies of scale in the future in the event the Fund experiences significant asset growth, such as through an offering of preferred shares (which is not currently contemplated) or a material increase in the market value of the Fund’s portfolio securities.

The Trustees also considered information prepared by MFS relating to MFS’ costs and profits with respect to the Fund, the MFS Funds considered as a group, and other investment companies and accounts advised by MFS, as well as MFS’ methodologies used to determine and allocate its costs to the MFS Funds, the Fund and other accounts and products for purposes of estimating profitability.

After reviewing these and other factors described herein, the Trustees concluded, within the context of their overall conclusions regarding the investment advisory agreement, that the advisory fees charged to the Fund represent reasonable compensation in light of the services being provided by MFS to the Fund.

In addition, the Trustees considered MFS’ resources and related efforts to continue to retain, attract and motivate capable personnel to serve the Fund. The Trustees also considered current and developing conditions in the financial services industry, including the presence of large and well-capitalized companies which are spending, and appear to be prepared to continue to spend, substantial sums to engage personnel and to provide services to competing investment companies. In this regard, the Trustees also considered the financial resources of MFS and its ultimate parent, Sun Life

Board Review of Investment Advisory Agreement – continued

Financial Inc. The Trustees also considered the advantages and possible disadvantages to the Fund of having an adviser that also serves other investment companies as well as other accounts.

The Trustees also considered the nature, quality, cost, and extent of administrative services provided to the Fund by MFS under agreements other than the investment advisory agreement. The Trustees also considered the nature, extent and quality of certain other services MFS performs or arranges for on the Fund’s behalf, which may include securities lending programs, directed expense payment programs, class action recovery programs, and MFS’ interaction with third-party service providers, principally custodians and sub-custodians. The Trustees concluded that the various non-advisory services provided by MFS and its affiliates on behalf of the Fund were satisfactory.

The Trustees considered so-called “fall-out benefits” to MFS such as reputational value derived from serving as investment manager to the MFS Funds. The Trustees also considered that MFS discontinued its historic practice of obtaining investment research from portfolio brokerage commissions paid by certain MFS Funds effective January 2018, and directly pays or voluntarily reimburses a Fund, if applicable, for the costs of external research acquired through the use of the Fund’s portfolio brokerage commissions.

Based on their evaluation of factors that they deemed to be material, including those factors described above, the Board of Trustees, including the independent Trustees, concluded that the Fund’s investment advisory agreement with MFS should be continued for an additional one-year period, commencing August 1, 2020.

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s Web site at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Prospectus and Reports” tab.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS Web site (mfs.com). This information is available at https://www.mfs.com/announcements or at mfs.com/closedendfunds by choosing the fund’s name and then scrolling to the “Resources” section and clicking on the “Announcements” tab, if any.

Additional information about the fund (e.g., performance, dividends and the fund’s price history) is also available at mfs.com/closedendfunds by choosing the fund’s name, if any.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, transfer agent, and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund intends to pass through the maximum amount allowable as Section 163(j) Interest Dividends as defined in Proposed Treasury Regulation §1.163(j)-1(b).

The fund designates $2,842,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 24.61% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

TRANSFER AGENT, REGISTRAR, AND

DIVIDEND DISBURSING AGENT

CALL

1-800-637-2304

9 a.m. to 5 p.m. Eastern time

WRITE

Computershare Trust Company, N.A.

P.O. Box 505005

Louisville, KY 40233-5005

New York Stock Exchange Symbol: MFV

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Ernst & Young LLP (“E&Y”) to serve as independent accountants to the Registrant (hereinafter the “Registrant” or the “Fund”). The tables below set forth the audit fees billed to the Fund as well as fees for non-audit services provided to the Fund and/or to the Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Fund (“MFS Related Entities”).

For the fiscal years ended October 31, 2020 and 2019, audit fees billed to the Fund by E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Special Value Trust	54,295	53,401

For the fiscal years ended October 31, 2020 and 2019, fees billed by E&Y for audit-related, tax and other services provided to the Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Special Value Trust	12,077	11,875	10,326	10,169	1,011	1,011

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Special Value Trust*	1,790,828	1,679,277	0	0	104,750	104,750

	Aggregate Fees for Non-audit Services
	2020	2019
Fees Billed by E&Y:
To MFS Special Value Trust, MFS and MFS Related Entities#	2,129,722	2,032,282

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Fund (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by E&Y for non-audit services rendered to the Fund and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Fund and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services were provided prior to the effectiveness of SEC rules requiring pre-approval or because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

The Registrant has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke.

ITEM 6.	SCHEDULE OF INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A copy of the proxy voting policies and procedures are attached hereto as EX-99.PROXYPOL.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Portfolio Manager(s)

Information regarding the portfolio manager(s) of the MFS Special Value Trust (the “Fund”) is set forth below. Each portfolio manager is primarily responsible for the day-to-day management of the Fund.

	Primary Role	Since	Title and Five Year History
Ward Brown	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 2005

Katherine Cannan	Equity Securities Portfolio Manager	2019	Investment Officer of MFS; employed in the investment area of MFS since 2013

Nevin Chitkara	Equity Securities Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

David Cole	Below Investment Grade Debt Instruments Portfolio Manager	2006	Investment Officer of MFS; employed in the investment area of MFS since 2004

Matt Ryan	Emerging Markets Debt Instruments Portfolio Manager	2012	Investment Officer of MFS; employed in the investment area of MFS since 1997

Michael Skatrud	Below Investment Grade Debt Instruments Portfolio Manager	2018	Investment Officer of MFS; employed in the investment area of MFS since 2013

Compensation

MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.

MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a sustainable investment process. As of December 31, 2019, portfolio manager total cash compensation is a combination of base salary and performance bonus:

Base Salary – Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.

The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund and, when available, ten-, five-, and three-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indices (“benchmarks”). As of December 31, 2019, the following benchmarks were used to measure the following portfolio manager’s performance for the Fund:

Fund	Portfolio Manager	Benchmark(s)
MFS Special Value Trust	Ward Brown	JPMorgan Emerging Markets Bond Index Global

	Katherine Cannan	Russell 1000® Value Index Lipper Large-Cap Core Funds Lipper Large-Cap Value Funds

	Nevin Chitkara	Russell 1000® Value Index Lipper Large-Cap Core Funds Lipper Large-Cap Value Funds

	David Cole	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000® Value Index

	Matt Ryan	JPMorgan Emerging Markets Bond Index Global

	Michael Skatrud	Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index JPMorgan Emerging Markets Bond Index Global Russell 1000® Value Index

Benchmarks may include versions and components of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, where appropriate.

The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contribution to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus is generally a combination of cash and a deferred cash award. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager.

MFS Equity Plan – Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.

Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Ownership of Fund Shares

The following table shows the dollar range of equity securities of the Fund beneficially owned by the Fund’s portfolio manager(s) as of the Fund’s fiscal year ended October 31, 2020. The following dollar ranges apply:

N. None

A. $1 – $10,000

B. $10,001 – $50,000

C. $50,001 – $100,000

D. $100,001 – $500,000

E. $500,001 – $1,000,000

F. Over $1,000,000

Name of Portfolio Manager	Dollar Range of Equity Securities in Fund
Ward Brown	N
Katherine Cannan	N
Nevin Chitkara	N
David Cole	N
Matt Ryan	N
Michael Skatrud	N

Other Accounts

In addition to the Fund, each portfolio manager of the Fund is named as a portfolio manager of certain other accounts managed or sub-advised by MFS or an affiliate. The number and assets of these accounts were as follows as of the Fund’s fiscal year ended October 31, 2020:

	Registered Investment Companies*		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Ward Brown	7	$9.7 billion	7	$4.2 billion	6	$1.9 billion
Katherine Cannan	12	$60.6 billion	3	$3.1 billion	17	$8.0 billion
Nevin Chitkara	18	$67.3 billion	9	$5.8 billion	35	$17.5 billion
David Cole	13	$9.5 billion	7	$5.4 billion	3	$213.8 million
Matt Ryan	9	$13.4 billion	8	$4.5 billion	6	$1.9 billion
Michael Skatrud	12	$9.4 billion	7	$1.4 billion	3	$213.8 million

*	Includes the Fund.

Advisory fees are not based upon performance of any of the accounts identified in the table above.

Potential Conflicts of Interest

MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.

The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for the Fund’s portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS’ trade allocation policies may give rise to conflicts of interest if the Fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund’s investments. Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.

When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

MFS Special Value Trust

Period	(a) Total number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased under the Plans or Programs
11/01/19-11/30/19	0	N/A	0	718,972
12/01/19-12/31/19	0	N/A	0	718,972
1/01/20-1/31/20	0	N/A	0	718,972
2/01/20-2/28/20	0	N/A	0	718,972
3/01/20-3/31/20	10,450	3.98	10,450	708,522
4/01/20-4/30/20	0	N/A	0	708,522
5/01/20-5/31/20	0	N/A	0	708,522
6/01/20-6/30/20	0	N/A	0	708,522
7/01/20-7/31/20	0	N/A	0	708,522
8/01/20-8/31/20	0	N/A	0	708,522
9/01/20-9/30/20	0	N/A	0	708,522
10/1/20-10/31/20	0	N/A	0	722,312

Total	10,450	3.98	10,450

Note: The Board approved procedures to repurchase shares and reviews the results periodically. The notification to shareholders of the program is part of the semi-annual and annual reports sent to shareholders. These annual programs begin on October 1st of each year. The programs conform to the conditions of Rule 10b-18 of the Securities Exchange Act of 1934 and limit the aggregate number of shares that may be purchased in each annual period (October 1 through the following September 30) to 10% of the Registrant’s outstanding shares as of the first day of the plan year (October 1). The aggregate number of shares available for purchase for the October 1, 2020 plan year is 722,312.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

During the fiscal year ended October 31, 2020, there were no fees or income related to securities lending activities of the Registrant.

ITEM 13.	EXHIBITS.

(a)

(1)     Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto as EX-99.COE.

(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)     Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

(c)	Proxy Voting Policies and Procedures pursuant to Item 7 of Form N-CSR. Attached hereto as EX-99.PROXYPOL.

(d)	Notices to Trust’s common shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1. Attached hereto as EX-99.19a-1.

Notice

A copy of the Amended and Restated Declaration of Trust of the Registrant is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant MFS SPECIAL VALUE TRUST

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President

Date: December 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/S/ DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: December 16, 2020

By (Signature and Title)*	/S/ JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: December 16, 2020

*	Print name and title of each signing officer under his or her signature.